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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                APRIL 17, 2002 (APRIL 17, 2002)
                   (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                     1-10308              06-0918165
  (STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)   (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)


       9 WEST 57TH STREET
          NEW YORK, NY                                            10019
      (ADDRESS OF PRINCIPAL                                     (ZIP CODE)
        EXECUTIVE OFFICE)


                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS

         EARNINGS RELEASE

         On April 17, 2002, we reported our first quarter 2002 results, which included our Consolidated Condensed Statements of Cash Flows for the three months ended March 31, 2002 and 2001 and our Consolidated Statement of Free Cash Flows for the twelve months ended March 31, 2002 and 2001. We also revised full year 2002 projections. Our first quarter 2002 results and the revised full year 2002 projections are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

         Free cash flow is a measure used by management to evaluate liquidity and financial condition. Free cash flow represents cash available for the repayment of debt and other corporate purposes such as acquisitions and investments. The Company has provided the Consolidated Schedules of Free Cash Flows as it reflects the measure by which management evaluates the performance of its cash flows. Such measure of performance may not be comparable to similarly titled measures used by other companies and is not a measurement recognized under generally accepted accounting principles. Therefore, free cash flow should not be construed as a substitute for income or cash flow from operations in measuring operating results or liquidity. The Consolidated Schedules of Free Cash Flows for the twelve months ended March 31, 2002 and 2001 should be read in conjunction with the Company's Consolidated Condensed Statements of Cash Flows and Consolidated Condensed Statements of Income attached hereto, as well as the Company's Consolidated Statements of Cash Flows and Consolidated Statements of Operations included within the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission on April 1, 2002.

         ACQUISITION OF NRT INCORPORATED AND ARVIDA REALTY SERVICES

         On April 17, 2002, we announced that we exercised our option to acquire 100% of the common stock of NRT Incorporated from Apollo Management, LP and members of NRT management. NRT is the largest residential real estate brokerage firm in the United States. NRT was formed as a joint venture between Cendant and Apollo Management in 1997. On April 17, 2002, we also announced that NRT acquired Clearwater, Florida Arvida Realty Services, the largest residential real estate brokerage in Florida. A copy of the press release announcing our acquisition of NRT and NRT's acquisition of Arvida is attached as Exhibit 99.2, which is incorporated by reference in its entirety.

ITEM 7. EXHIBITS

         See Exhibit Index.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CENDANT CORPORATION

                                     BY: /s/ Tobia Ippolito
                                         ---------------------------
                                         Tobia Ippolito
                                         Executive Vice President, Finance and
                                         Chief Accounting Officer

Date: April 17, 2002





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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K




                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION
-------           -----------

  99.1 Press Release: Cendant Reports Record Results for the First Quarter 2002; Raises Full Year 2002 Projection

  99.2 Press Release: Cendant Acquires NRT Incorporated; NRT Purchases Arvida Realty Services










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